FIRST AMENDMENT TO Promissory NOTE

This FIRST AMENDMENT TO Promissory Note (this “First Amendment”) is made and entered into on June 14, 2018, by and among SHEPHERD’S FINANCE, LLC (“Borrower”), and 2007 DANIEL M. WALLACH LEGACY TRUST (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower and Lender have entered into that certain Promissory Note dated as of December 30, 2011 (the “Promissory Note”), pursuant to which Lender advanced to Borrower a loan in the maximum principal amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (the “Loan”), which is secured by that certain Commercial Pledge Agreement, dated as of December 30, 2011(the “Wallach Commercial Pledge Agreement” and, collectively with the Promissory Note, the “Loan Documents”) pursuant to which Lender is granted a first priority security interest in certain of Borrower’s personal property;

WHEREAS, the interest rate to the Borrower on the Promissory Note equals the cost of funds, and management of the Borrower has recommended that the interest rate to the Borrower on the Promissory Note be changed to equal the cost of funds plus two percent;

NOW, THEREFORE, for and in consideration of the above premises, Ten Dollars in hand paid and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Recitals. The foregoing recitals are confirmed by the parties as true and correct and are incorporated herein by reference. The recitals are a substantive, contractual part of this First Amendment.

2. Capitalized Terms. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Documents.

3. Modification to Interest Calculation Method. As of the date hereof, the paragraph that begins “INTEREST CALCULATION METHOD” is deleted in its entirety and simultaneously substituted in lieu thereof by the following:

INTEREST CALCULATION METHOD. The interest rate on this Note shall equal the “Lender’s Cost of Funds,” which shall mean a daily rate equal to the “Prime Rate” of interest published in The Wall Street Journal from time to time, plus three percent. If more than one “Prime Rate” is published in The Wall Street Journal for a day, the average of such “Prime Rates” shall be used, and such average shall be rounded up to the nearest 1/100th of one percent (0.01%).

4. Modification to Governing Law. As of the date hereof, the paragraph that begins “GOVERNING LAW” is deleted in its entirety and simultaneously substituted in lieu thereof by the following:

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Florida without regard to its conflicts of law provisions. This Note has been accepted by each Lender in the State of Florida.

5. Modification to Choice of Venue. As of the date hereof, the paragraph that begins “COICE OF VENUE” is deleted in its entirety and simultaneously substituted in lieu thereof by the following:

COICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of the State of Florida, in the county in which Lender’s following address is located: 13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258.

6. Representations and Warranties. Borrower hereby represents and warrants as follows:

(a) after giving effect to this First Amendment each of the representations and warranties in the Wallach Commercial Pledge and in each of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

(b) no default or Event of Default has occurred and is continuing as of the date hereof;

(c) the execution, delivery and performance by the Borrower of this First Amendment has been duly authorized by all requisite company action on the part of the Borrower and will not violate any of its articles of organization, operating agreement, bylaws or other organizational documents;

(d) this First Amendment has been duly executed and delivered by Borrower, and this First Amendment constitutes the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms; and

(e) no action or proceeding, including, without limitation, a voluntary or involuntary petition for bankruptcy under any chapter of the Bankruptcy Code, has been instituted or threatened by or against Borrower under the Bankruptcy Code or any other federal or state insolvency laws.

7. Conditions to Effectiveness. This First Amendment shall become effective when the Lender shall have received, in form and substance satisfactory to the Lender:

(a) counterparts of this First Amendment executed by the Borrower and the Lender; and

(b) all reasonable fees and expenses payable or reimbursable by the Borrower as of the date hereof, including, without limitation, all costs, fees and expenses of the Lender in connection with the preparation, execution and delivery of this First Amendment and the other instruments and documents to be delivered pursuant hereto (including the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto).

8. No Other Agreements; No Novation. Except as expressly modified and amended hereby, the Promissory Note shall be and remain in full force and effect and unchanged and is hereby ratified and confirmed. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as an amendment, waiver or modification of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute an amendment, waiver or modification of any other provisions of the Loan Documents. Neither the execution and delivery of this First Amendment, nor the consummation of any transaction contemplated hereunder, is intended to constitute a novation of the Promissory Note or of any of the other Loan Documents or any obligations thereunder. This First Amendment shall constitute a Loan Document for all purposes.

9. Reaffirmation and Ratification. Borrower acknowledges and agrees that the security interests and liens granted to the Lender pursuant to the Loan Documents shall remain outstanding and in full force and effect in accordance with the Loan Documents, and shall continue to secure the Obligations, and that the security and other interests granted to the Lender thereby are hereby ratified, confirmed and continued by execution and delivery of this First Amendment. The Loan Documents shall remain extant and in full force and effect following the execution and delivery of this First Amendment and any other Loan Documents executed in connection therewith.

10. Waiver of Claims. To induce the Lender to enter into this First Amendment, Borrower warrants and represents to the Lender that the Loan is not subject to any credits, charges, claims, or rights of offset or deduction of any kind or character whatsoever; and Borrower releases and discharges the Lender and its respective affiliates, officers, directors, shareholders, employees, attorneys and agents from any and all claims, defenses and causes of action, whether known or unknown and whether now existing or hereafter arising that have at any time been owned, or that are hereafter owned, in tort or in contract by Borrower, that arise out of any one or more circumstances or events that occurred prior to the date of this First Amendment and that relate to the Loan, the Promissory Note, the Loan Documents or the transactions described therein.

11. Strict Compliance Notice. Lender hereby notifies the Borrower that Lender intends to rely upon the strict terms and conditions of the Promissory Note and the other Loan Documents, and the Lender expects that the Borrower will strictly comply with the terms and conditions thereof from and after the date hereof.

12. Governing Law. This First Amendment will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Florida without regard to its conflicts of law provisions. This First Amendment has been accepted by the Lender in the State of Florida.

13. Choice of Venue. If there is a lawsuit, Lender and Borrower agree to submit to the jurisdiction of the courts of the State of Florida, in the county in which Lender’s following address is located: 13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258.

14. Counterparts and Headings. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. The headings of this First Amendment are for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration interpreting, this First Amendment.

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IN WITNESS WHEREOF, Borrower and Lender have caused this First Amendment to be executed as of the day and year first above written.

BORROWER:

SHEPHERD’S FINANCE, LLC

By:	/s/ Daniel M. Wallach
Name:	Daniel M. Wallach
Title:	Chief Executive Officer

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LENDER:

2007 DANIEL M. WALLACH LEGACY TRUST

By:	/s/ Daniel M. Wallach
Name:	Daniel M. Wallach
Title:	Trustee